EXHIBIT 32.2

                        ICY SPLASH FOOD & BEVERAGE, INC.
      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the amended Quarterly Report of Icy Splash Food & Beverage, Inc. (the Company) on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Charles Tokarz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Icy Splash Food & Beverage, Inc. and will be retained by Icy Splash Food & Beverage, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  April 14, 2004


 /s/ Charles Tokarz
Charles Tokarz
Chief Financial Officer